UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12.

TRUBRIDGE, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The email to employees and employee FAQ below were first used or made available on April 23, 2026 and contain information relating to the proposed acquisition of TruBridge, Inc., a Delaware corporation (the “Company”), by Inventurus Knowledge Solutions, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Parent, IKS Next Horizon, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and solely for certain limited purposes as specified therein, Inventurus Knowledge Solutions Limited, an Indian public limited company.

Email to Employees:

To:	All Employees
From:	Chris Fowler
Subject line:	Company Update: Today’s Announcement

Team,

Today, we shared exciting news about what’s ahead for our company. We’ve entered into a proposed transaction with IKS Health, a major milestone that sets us up to better serve our clients, strengthen our capabilities, and build a strong foundation for the future.

The closing of the proposed transaction is subject to HSR approval, TruBridge stockholder approval, and other customary conditions. Additionally, IKS Health must obtain shareholder approval related to the financing of the proposed transaction. We currently expect the transaction to close in the third quarter of 2026. During this time, both companies will continue to operate independently. We’ll share updates as milestones are reached and the transaction is finalized.

Most importantly, it’s business as usual. Our focus remains exactly where it should be: delivering for our clients and moving our priorities forward.

We know news like this naturally raises questions. The Employee Information hub is on TruPortal and available to provide additional clarity, and your Leader and People Partner are here to help. We’re committed to being transparent and maintaining open, ongoing communication throughout this process.

Thank you for your continued focus, professionalism, and commitment to our clients and to one another.

Chris

Required Legal Information

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue, “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; the risk that TruBridge, Inc. (“TruBridge”) stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all, including approval by the shareholders of IKS as may be necessary in connection with the transaction and debt financing; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to financial community and rating agency perceptions of TruBridge and its business, operations, financial condition and the industry in which it operates;

risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of TruBridge to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on TruBridge’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, geopolitical and market factors on the companies or the proposed transaction; and such other factors as are set forth in TruBridge’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

TruBridge’s forward-looking statements speak only as of the date of this communication or as of the date they are made. TruBridge is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between TruBridge, IKS Health and IKS USA. In connection with the proposed transaction, TruBridge will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, TruBridge will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF TRUBRIDGE ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRUBRIDGE, IKS, IKS USA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about TruBridge, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

TruBridge and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of TruBridge is set forth in the proxy statement for TruBridge’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March  26, 2025 and which is available at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525063302/d900633ddef14a.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and TruBridge’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm. To the extent holdings of TruBridge’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude.

Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

All Employee FAQs

•	Why did TruBridge decide to sell?

•

Shared mission and purpose: Both companies are deeply committed to strengthening rural and community healthcare and helping patients get the care they need closer to home. This proposed transaction brings together teams who care about making a real difference.

•

Greater impact for our work: By combining IKS Health’s agentic AI-driven platform with TruBridge’s deep-rooted community expertise, we believe the combined entity will protect healthcare access, empower overstretched care teams, and fortify the financial sustainability of the hospitals that serve as the clinical heart of their towns.

•

Stronger solutions for providers: The combined organization brings together modern revenue cycle management solutions and advanced EHR capabilities to help hospitals operate more efficiently and stay financially strong.

•	Supporting clinicians and care teams: The goal is to reduce administrative burden and support overextended staff, helping clinicians focus more on patient care and less on paperwork.

•	More opportunities to deliver value: This transaction is expected to create new opportunities for growth and professional development as we build a comprehensive care enablement ecosystem.

•	Long-term stability and growth: Together, the companies are better positioned to ensure long-term stability for community hospitals and continued investment in people, technology, and innovation.

•	What happens to me during this process?

•

Right now, it is business as usual. Until the transaction closes, both companies will continue to operate as separate organizations. Our commitment is to be transparent and to communicate clearly as we move through the process.

•	What should I say if a client asks me about the announcement?

•	Please refer to the approved client talking points or direct the inquiry to your leader. (Insert SharePoint link)

•	Will there be layoffs?

•

We understand this is top of mind for many employees. If future workforce changes become necessary, we are committed to communicating openly and treating people with respect and care throughout the process.

•	What happens to my compensation, benefits, equity, and time off?

•	There are no immediate changes. If changes are made in the future, they will be communicated clearly and in advance.

•	Who do I go to for decisions or approvals?

•	Continue to follow the same processes and leadership channels that exist today.

•	Who can make decisions on hiring, vendors, and client matters?

•	Continue to follow existing approval and escalation processes.

•	Are new initiatives or changes on hold because of the proposed transaction?

•	Teams should continue to focus on executing current priorities and serving customers. Any changes to priorities will be communicated if and when they occur.

•	Can I collaborate with employees at IKS Health before close?

•

No. Until the transaction is completed, it is business as usual. Due to regulatory requirements, employees should not interact with the other company’s employees, customers, or partners unless specifically authorized.

•	What should I do if media or an analyst reaches out to me?

•	DO NOT provide comments or say, “no comment”. Please immediately refer the inquiry to Jamie Gier, Head of Corporate Brand.

•	Can I share this on social media?

•	Please do not comment publicly about the transaction.

•	Will we continue to expand the Chennai office?

•

At this stage, there are no changes to current location or hiring plans. Until the transaction closes, both companies will continue operating independently. Any future updates related to locations or workforce growth will be shared as decisions are made.

•	When will we hear more?

•	We know employees want clarity as quickly as possible. We will share updates as milestones are reached and additional information becomes available.

•	Who should I contact if I have questions?

•	Employees are encouraged to speak with their manager or askhr@trubridge.com for questions.

Required Legal Information

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning.

Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; the risk that TruBridge, Inc. (“TruBridge”) stockholders may not approve the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all, including approval by the shareholders of IKS as may be necessary in connection with the transaction and debt financing; risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; risks related to financial community and rating agency perceptions of TruBridge and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of TruBridge to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on TruBridge’s operating results and businesses generally; the amount of the costs, fees, expenses and other charges related to the proposed transaction; risks related to the potential impact of general economic, geopolitical and market factors on the companies or the proposed transaction; and such other factors as are set forth in TruBridge’s periodic public filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Special Note Regarding Forward Looking Statements” in its Form 10-K for the fiscal year ended December 31, 2025 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

TruBridge’s forward-looking statements speak only as of the date of this communication or as of the date they are made. TruBridge is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between TruBridge, IKS Health and IKS USA. In connection with the proposed transaction, TruBridge will file a proxy statement on Schedule 14A with the SEC, as well as other relevant materials regarding the proposed transaction. Following the filing of the definitive proxy statement, TruBridge will mail the definitive proxy statement and a proxy card to its stockholders in connection with the proposed transaction. SECURITY HOLDERS OF TRUBRIDGE ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRUBRIDGE, IKS, IKS USA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain copies of the proxy statement (when available) as well as other filings containing information about TruBridge, without charge, at the SEC’s website, http://www.sec.gov.

Participants in Solicitation

TruBridge and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of TruBridge is set forth in the proxy statement for TruBridge’s 2025 Annual Meeting of Stockholders, including under the headings entitled “Proposal 1: Election of Directors”, “Corporate Governance and Board Matters”, “Executive Compensation and Other Information”, “Security Ownership of Certain Beneficial Owners and Management”, “Proposal 2: Approval of the Second Amendment to the Certificate of Incorporation to Declassify Our Board of Directors”, “Proposal 3: Approval of TruBridge, Inc. Second Amended and Restated 2019 Incentive Plan”, and “Proposal 4: Advisory Vote on Compensation of Our Named Executive Officers”, which was filed with the SEC on March 26, 2025 and which is available at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525063302/d900633ddef14a.htm, TruBridge’s

Current Report on Form 8-K filed with the SEC on January 8, 2026, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312526007672/d96923d8k.htm, TruBridge’s Current Report on Form 8-K filed with the SEC on October 3, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at:
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525229309/d894776d8k.htm, and TruBridge’s Current Report on Form 8-K filed with the SEC on May 8, 2025, including under the heading “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” and which is available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/0001169445/000119312525115975/d848279d8k.htm. To the extent holdings of TruBridge’s securities by its directors or executive officers have changed since the amounts set forth in such 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1169445&owner=exclude. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available